U.S. SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C. 20549

                                       FORM 8-K/A1

                                      CURRENT REPORT

                            PURSUANT TO SECTION 13 OR 15(d) OF THE
                              SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 16, 2001

                              The Majestic Companies, Ltd.
               (Exact name of registrant as specified in its charter)

                                        Nevada
             (State or jurisdiction of incorporation or organization)

                                       000-28083
                                (Commission File Number)

                                        88-0293171
                       (I.R.S. Employer Identification Number)

     8880 Rio San Diego Drive, 8th Floor, San Diego, CA             92108
          (Address of principal executive offices                 (Zip Code)

                    Registrant's telephone number: (619) 209-6077


            (Former name or former address, if changed since last report)

EXPLANATORY NOTE:     This Current Report on Form 8K/A1 amends Item
                      7(b) of the Registrant's Current Report on Form 8-K, filed on November 16, 2001, to provide the Registrant's
                      Unaudited Pro Forma Financial Statements. The remaining items have not been amended herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(b)  Pro Forma Financial Information.

     Unaudited  Pro Forma Condensed Balance Sheet as of
       September 30, 2001
     Unaudited Consolidated Pro Forma Unaudited Statement of Losses for
       the Nine Months ended September 30, 2001
     Unaudited Consolidated Pro Forma Unaudited Statement of Losses for
       the Year ended December 31, 2000
     Notes to Unaudited  Pro Forma Condensed Financial Information

                 Unaudited Pro Forma Condensed Financial Information

     The Registrant has agreed to transfer its wholly-owned subsidiary, Majestic Modular Buildings, Ltd.(" Modular"), through an Agreement and Plan of Exchange ("Agreement"). Pursuant to this Agreement, Modular will become a wholly-owned subsidiary of Global Foods Online, Inc. ("Global"). Pursuant to the terms and conditions of that Agreement, at such time as Global filed its Schedule 14C, nothing by either the Registrant or Global could cause this Agreement to be void, voidable or invalid. Global filed its Schedule 14C on November 16, 2001.

     For the acquisition of Modular, Global shall issue to the Registrant a total of Twenty-Eight Million, Five Hundred Thousand shares of the common stock of Global. The Registrant has set a record date of December 11, 2001, and will distribute, pro-rata, to each shareholder of record, as a dividend, all Twenty-Eight Million, Five Hundred Thousand shares of the common stock of Global.

     Global also signed a note payable to the Registrant for Nine Hundred Thousand Dollars ($900,000.00), payable over a sixteen (16) month period. That period shall commence on December 8, 2001 ("Effective Date") under the following structure: First payment, due on the Effective date, $10,000.00; Second payment, due one month after the Effective date, $20,000.00; Third payment, due two months after the Effective date, $30,000.00; Fourth payment, due three months after the Effective date, $40,000.00; Fifth payment, due four months after the Effective date, $50,000.00; Sixth payment, due five months after the Effective date, $50,000.00; and for the remaining ten (10) more, payments of $70,000.00 on each month thereafter after the date of the Effective date. It is understood that in any month whereby Global cannot make the payment without impairing working capital, Global may elect to make all or any portion of the payment in stock of Global at the bid price on the date the payment is due.

     Also pursuant to the terms of the Agreement, all property, real, personal and mixed, and all debts due to Modular on whatever account, as well for stock subscriptions as all other choses in action, and all and every other interest of or belonging to Modular shall remain with Modular, and the title to any real estate or any interest, whether vested by deed or otherwise, in Modular shall not revert or be in any way impaired by reason of the exchange; provided, however, that all rights of creditors and all liens upon the property of Modular shall be preserved unimpaired, and any debts, liabilities, obligations and duties of Modular shall remain with Modular.

     Modular is engaged in the business of designing, manufacturing and marketing re-locatable modular structures such as classrooms and office buildings to end users as well as to third party leasing agents for use primarily within the state of California. Modular maintains administrative and manufacturing facilities at 320 9th Street, Modesto, California.

     Modular's principal product line consists of a variety of re-locatable modular classroom structures that are sold to both public and private California school districts. The Modular's modular classroom structures are engineered and constructed in accordance with pre-approved building plans, commonly referred to as "P.C.'s" or "pre- checked" plans that conform to structural and seismic safety specifications adopted by the California Department of State Architects ("DSA"). The DSA regulates all California school construction on public land and the DSA's standards are considered to be more rigorous than the standards that typically regulate other classes of commercial portable structures.

     The Registrant believes that the transfer of Modular is a critical step in the redeployment of its assets into the Registrant's core business of developing and bringing to market its line of innovative safety and health related products.

     The Registrant plans to utilize the proceeds from the transfer of Modular to held fund development and commercialization of its safety products, potential licenses and other acquisitions of complementary technologies and products; as well as for general corporate purposes and working capital.

                        THE MAJESTIC COMPANIES, LTD.
                UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                            SEPTEMBER 30, 2001



                                               Majestic            Pro-Forma       Pro-Forma
                                             Companies, Ltd.      Adjustments      Balance Sheet

                     ASSETS


Current Assets
 Cash                                        $      248,404             (176)(1)   $  248,228
 Accounts Receivable                                 70,584          (50,584)(1)       20,000
 Note Receivable, current                                 -          690,000 (1)      690,000
                                                                    (726,250)(3)            -
 Marketable Securities                                               726,250 (1)            -
 Deposits                                            58,348          (49,912)(1)        8,436
 Pre Paid Expenses                                    2,596           (2,596)(1)            -
 Inventory, at cost                                 530,162         (530,162)(1)            -

Total Current Assets                                910,094                           966,664

Fixed Assets
 Office Equipment                                    62,885         (38,097)(1)        24,788
 Property, plant, and equipment                     141,181         (94,811)(1)        46,370
 Leasehold Improvements                              97,589         (97,589)(1)             -
 Less: Accumulated depreciation                    (109,513)         78,728 (1)       (30,785)

Total Fixed Assets                                  192,142                            40,373

Other Assets
 Note receivable, long term portion                       -         210,000 (1)       210,000
 Trademarks and Licenses, net                        82,374         (17,511)(1)        64,863

Total Other Assets                                   82,374                           274,863

TOTAL ASSETS                                  $   1,184,610                        $1,281,900



       See accompanying notes to pro forma unaudited condensed information

                             THE MAJESTIC COMPANIES, LTD.
                  UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                                SEPTEMBER 30, 2001

                                               Majestic            Pro-Forma       Pro-Forma
                                             Companies, Ltd.      Adjustments      Balance Sheet

                   LIABILITIES


Current Liabilities
 Current maturities of long term debt        $       79,934                        $    79,934
 Accounts Payable                                 1,099,754         896,910 (1)        202,844
 Contract Deposits                                  892,868         892,868 (1)              -
 Notes Payable                                      232,595           7,595 (1)        225,000
Total Current Liabilities                         2,305,151                            507,778

Long Term Liabilities
 Long term debt, less current maturities            95,888                              95,888
 Due related party                                 274,397                             274,397
Total Long Term Liabilities                        370,285                             370,285

TOTAL LIABILTIES                                 2,675,436                             878,063

Stockholders' Equity (deficiency)
 Common Stock                                      191,290                             191,290
 Additional Paid In Capital                     12,871,198         726,750 (3)      12,144,448
                                                                (2,069,482)(1)
 Deficiency in retained Earnings               (14,553,314)       (551,931)(2)     (11,931,901)

TOTAL STOCKHOLDERS' EQUITY (DEFICIENCY)        ( 1,490,826)                            403,837

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY   $   1,184,610                         $ 1,281,900


          See accompanying notes to pro forma unaudited condensed information.

                               THE MAJESTIC COMPANIES, LTD.
              UNAUDITED   PRO FORMA  CONDENSED STATEMENT OF LOSSES
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001


                                               Majestic            Pro-Forma       Pro-Forma
                                             Companies, Ltd.      Adjustments      Statement of
                                                                                     Losses


Sales                                        $      863,624         832,318 (2)    $     31,306

Cost of Goods Sold
 Materials                                          448,804        (448,804)(2)               -
 Labor                                              189,875        (189,875)(2)               -
 Other                                                  208            (208)(2)               -
Total Cost of Goods Sold                            638,887                                   -

Gross Margin                                        224,737                              31,306
Other Income                                         29,033                              29,033
                                                    253,770                              60,339
Selling, general and administrative               2,156,616        (745,362)(2)       1,411,254
Net loss from continuing operations before
 income taxes and discontinued operations        (1,902,846)                         (1,350,915)
Income (taxes) benefit                                    -                                   -
Loss from continuing operations, before
 discontinued operations                         (1,902,846)                         (1,350,915)
Income on disposal of discontinued
 operations , net                                         -       2,069,482(1)        2,069,482
Net Income (Loss)                               $(1,902,846)                       $    718,567

Income (Loss) per common share (basic and
assuming dilution)                              $     (0.01)                       $      0.00

Weighted average shares outstanding             135,047,360                        135,047,360



        See accompanying notes to pro forma unaudited condensed information.

                                THE MAJESTIC COMPANIES, LTD.
                     UNAUDITED PRO FORMA CONDENSED STATEMENT OF LOSSES
                         FOR THE PERIOD ENDED DECEMBER 31, 2000

                                               Majestic            Pro-Forma       Pro-Forma
                                             Companies, Ltd.      Adjustments      Statement of
                                                                                     Losses


Sales                                        $   2,423,171         2,383,021(2)    $    40,150

Cost of Goods Sold
 Materials                                       1,953,798        (1,741,711)(2)       212,087
 Labor                                             828,349          (828,349)(2)             -
 Other                                               8,233            (8,233)(2)             -
Total Cost of Goods Sold                         2,790,380                             212,087

Gross Margin                                      (367,209)                           (171,937)
Other Income                                        68,277                              62,203
                                                  (298,932)                           (109,734)
Selling, general and administrative              5,516,961        (1,274,207)(2)     4,242,754
Net loss from continuing operations before
 income taxes and discontinued operations       (5,815,893)                         (4,352,488)
Income (taxes) benefit                                   -                                   -
Loss from continuing operations, before
discontinued operations                         (5,815,893)                         (4,252,488)
Income on disposal of discontinued
 operations , net                                        -         2,069,482 (2)     2,069,482
Net Loss                                      $ (5,815,893)                        $(2,283,006)

Loss per common share (basic and assuming
dilution)                                     $      (0.04)                        $     (0.01)

Weighted average shares outstanding              42,085,442                         42,085,442


    See accompanying note to pro forma unaudited condensed information.

           NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

The Pro Forma Unaudited Financial Statements have been prepared in order to present the condensed financial position and results of operations as if the disposition of The Majestic Companies, Ltd.'s ('Company") wholly owned subsidiary, Majestic Modular Buildings, Ltd. ("Modular") to Global Foods Online, Inc. ("Global") had occurred as of September 30, 2001 for the unaudited pro forma condensed balance sheet, as if the transaction had taken place at January 1, 2000 for the unaudited pro forma condensed statements of losses for the year ended December 31, 2000 and for the nine month period ended September 30, 2001.

The unaudited pro forma condensed financial data have been prepared by management of The Majestic Companies, Ltd. based on the financial statements included elsewhere herein. The pro forma adjustments include certain assumptions and preliminary estimates as discussed in the accompanying notes and are subject to change. This pro forma data may not be indicative of the results that actually would have occurred if the transfer had been in effect on the dates indicated or which may be obtained in the future. This pro forma condensed consolidated financial statements should be read in conjunction with the accompanying notes and the consolidated December 31, 2000 financial statements and footnotes thereto included in the Company's SEC Form 10KSB and the Company's September 30, 2001 financial information included in the Company's SEC Form 10QSB..

The following pro forma adjustments are incorporated into the unaudited pro forma condensed balance sheet as of September 30, 2001 and the unaudited pro forma condensed statement of losses for the nine month period ended September 30, 2001 and for the year ended
December 31, 2000.

     (1) To record disposition of Modular , and the consideration received in the transaction, and the resulting gain on disposition.

     (2) To record the effect on the Company's results of operations for the year ended December 31, 2000 and the nine month period
     ended September 30, 2001 of the disposition   of Modular

     (3) To record the distribution of 28,500,000 shares of Global common stock to Company shareholders.

                                  SIGNATURE

Pursuant to the requirements of Section 13 or 15(b) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            The Majestic Companies, Ltd.

                                            By: /s/ Francis A. Zubrowski
Dated: January 25, 2001                     Francis A. Zubrowksi, President